U.S. SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC 20549


                                     Form 8-K

                                   CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 5, 1996


                       California Micro Devices Corporation
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



       California                  33-399-77           94-2672609
      -------------                ---------           ----------
State or other jurisdiction       (Commission         (IRS Employer
    of Incorporation)              File Number)       Identification No.)


         215 Topaz Street, Milpitas, CA                  95035-5430
         ------------------------------                  ----------
   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (408)263-3214
                                                         ------------


                            Not Applicable
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 5.	Other Events.
           -------------

     On August 5, 1996, California Micro Devices Corporation (the
"Company") released certain information regarding the appointment of an advisory director to the Company's Board of Directors as attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 1996            CALIFORNIA MICRO DEVICES CORPORATION


                      By:

                       					/S/Scott Hover-Smoot
                           -----------------------------------
                            Scott Hover-Smoot
                            Secretary and General Counsel

CALIFORNIA MICRO DEVICES CORPORATION
[CALIFORNIA MICRO DEVICES CORPORATION LOGO]


                                                             NEWS RELEASE
                                                    FOR MORE INFORMATION:
                                     Roberta Silverstein, Press and Media
                                                           (408) 934-3141

                                         Scott Hover-Smoot, Legal Counsel
                                                           (408) 934-3182

          HITACHI METALS, LTD. ACCEPTS ADVISORY DIRECTOR POSITION
              ON CALIFORNIA MICRO DEVICES' BOARD OF DIRECTORS

Micro Devices Department director and general manager, Masanobu Kaneyoshi, appointed by Hitachi Metals, Ltd. as advisory director

Milpitas, California - August 5, 1996 -- Hitachi Metals, Limited has accepted California Micro Devices' (NASDAQ NMS: CAMD) offer to participate in an advisory, non-voting capacity on California Micro Devices' Board of Directors. Mr. Masanobu (Mike) Kaneyoshi, director and general manager of the Micro Devices Department - Hitachi Metals, Ltd, has agreed to act as Hitachi Metals' nominee to the Board. Hitachi Metals, Ltd., a subsidiary of Hitachi Ltd., is a strategic alliance partner with California Micro Devices (CMD) and enjoys equity participation, product development, manufacturing, marketing and worldwide distribution rights.

"Mr. Kaneyoshi brings a wealth of experience about the Japanese market and international business to California Micro Device's Board," explained Wade Meyercord, chairman of the Board at California Micro Devices. "His thirty-five year history with Hitachi Metals spans successes in marketing, sales, and management. We welcome his presence and are honored by Hitachi Metals' acceptance of our offer. As a strategic alliance partner with CMD, we look forward to Hitachi Metals' insight as represented by Mr. Kaneyoshi while we grow California Micro Devices' and Hitachi Metals' share of an expanding market for our integrated digital bus termination and filtering solutions."

Mr. Kaneyoshi began his career at Hitachi Metals, Ltd. in 1961. He has held multiple high level positions at Hitachi Metals including senior vice president of administration; Corporate treasurer; senior vice president of marketing for Hitachi Metals America, Hitachi Metals' U.S. subsidiary company; general manager of the Electronics Devices department; and general manager of sales for the Micro Devices department before becoming the director and general manager of Hitachi Metals' Micro Devices Department. Mr. Kaneyoshi is also a non-voting member of Hitachi Metals' Board of Directors

Hitachi Metals, Ltd. has been a comprehensive strategic alliance partner with California Micro Devices since March 15, 1994. As part of the strategic alliance, Hitachi Metals, Ltd. has extensive worldwide distribution rights for CMD's thin-film passive devices, including CMD's recently announced P/Active
(TM) devices and invests in jointly approved development programs.

                                #  #  #

Headquartered in Milpitas, California, California Micro Devices (CMD) designs, manufactures and markets integrated thin-film, silicon based termination and filtering passive components and active electronic circuitry. CMD's products target the requirements of computer, networking and communication-based customers for smaller, densely integrated devices that operate at high frequencies with superior performance and functionality.